UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2025

LUCENT, INC.

(Exact name of registrant as specified in its charter)

NV	000-56397	83-4057513
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 California Ave., Suite 100 Irvine, CA		92617
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(949) 251-1470

TipMeFast, Inc.

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.03AMENDMENTS TO ARTICLES OF INCORPORATION.

The Articles of Incorporation were amended changing the name of the corporation to Lucent, Inc. after Board of Directors approval. The Board also approved requesting the matching name change with FINRA. A class of Preferred Stock was also authorized for the corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCENT, INC.

Date: February 28, 2025

By: /s/ Steven Arenal
Steven Arenal
Chief Executive Officer, Chief Financial Officer, Director